February 5th, 2016 1st Quarter Conference Call Private & Confidential

2 Agenda  Quarterly Overview & Operating Highlights Omar Asali, President and CEO  Questions & Answers Omar Asali, President and CEO George Nicholson, Chief Financial Officer (NYSE: HRG)

Safe Harbor Disclaimer 3 Limitations on the Use of Information. This company overview has been prepared by HRG Group Inc. (the “Company” or “HRG”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the completion of the merger between FGL and Anbang, the Company’s use of proceeds from the FGL merger, expected dividends from our subsidiaries, our or our subsidiaries' capital needs and potential acquisitions, dispositions or other transactions by us or our subsidiaries, and expectations with respect to foreign exchange rates and commodity prices. Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries (including target businesses). Factors that could cause actual results, events and developments to differ include, without limitation: the ability of HRG subsidiaries to close previously announced transactions; the ability of HRG's subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions; the decision of HRG subsidiaries' boards to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's current and future subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits, efficiencies/cost avoidance or savings, income and margins, growth, economies of scale, streamlined/combined operations, economic performance and conditions to, and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption "Risk Factors" in HRG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law. Important Note Regarding the Presentation of our Insurance Segment: During the quarter, FGL announced it had reached a definitive merger agreement under which Anbang Insurance Group Co., Ltd. and certain of its subsidiaries will acquire FGL for $26.80 per share in cash. At the date of the transaction, the Company owned 47 million shares in FGL, or an 80.4% interest as of December 31, 2015. The transaction, which is subject to customary closing conditions and regulatory approvals, is expected to close in the second quarter of calendar year 2016. As a result of this agreement, beginning with the first quarter of Fiscal 2016, the Company's investment in FGL has been classified as held for sale on the balance sheet and FGL's operations have been classified as discontinued operations, and results for all periods have been reclassified accordingly. Previously, FGL's results were reflected in the Insurance segment; however, all segment information has been adjusted to exclude FGL's results from this segment. Accordingly, the commentary for the Insurance segment in this release no longer reflects the performance of FGL in either the current or prior year quarters, and the Insurance segment as reported consists of Front Street Re (Delaware) Ltd. and its subsidiaries. Non-GAAP Measures. Management believes that certain non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Reconciliations of such measures to the most comparable U.S. GAAP measures are included herein. Adjusted EBITDA is a non-GAAP financial measure used in our Consumer Products (“Adjusted EBITDA - Consumer Products”) and Energy (“Adjusted EBITDA - Energy”) segments and one of the measures used for determining Spectrum Brands and Compass’ debt covenant compliance. “Insurance AOI” is a non-GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate financial performance each period. FGL’s adjusted operating income (“AOI”) is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other-than-temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, and (iv) the effect of class action litigation reserves. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact (using an effective tax rate of 35%) related to these adjustments as appropriate. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) represent net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) represent net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period and other non-recurring operating items, accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives, gain on sale of oil and gas properties, non-cash write-downs of assets, and stock-based compensation. Adjusted EBITDA is a metric used by management and frequently used by the financial community and provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. Computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. We exclude the impact of foreign currency losses of $61.4 million and $144.9 million of revenues from acquisitions in the quarter on the measure of currency consistent organic revenue growth, which is based on a non-GAAP financial measure. We believe this measure assists in understanding the trends in our business. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.

Quarterly Overview & Operating Highlights Omar Asali Private & Confidential

HRG State of the Business

HRG GROUP

- Debt[1]: $1.75BN
- Consolidated Assets[2]: ~$35.0BN
- Cash and Investments[3]: $297.4MM

Consumer Products

- Strong organic topline growth on a currency-consistent basis
- Synergies expected from AAG acquisition are on-track to be realized
- **Record** fiscal year expected for revenue, Adjusted EBITDA, cash flow

Insurance & Reinsurance

- Transaction with Anbang progressing on track; expected close in upcoming 2nd quarter of calendar year
- Expect to realize transaction proceeds tax efficiently
- FGL now reflected as a discontinued operation in results

Energy

- Closed sale of assets accounting for ~40% of segment's 2015 revenue
- Proceeds used to substantially delever, reducing HRG's guarantee to $30 million
- Ongoing focus on leverage & liquidity

Asset Management

- Successful wind down of Salus' operations
- ABL portfolio down substantially
- Substantial reduction in segment G&A expenses
- Continuing focus on maximizing capital recovery

Other

- Significantly reducing operating expenses
- De-levering at the HRG-level remains the priority
- Committed to pursuing strategies that maximize shareholder value

1. Reflects the aggregate principal amount of debt outstanding at HRG as of December 31, 2015, excluding issuance discounts, and does not give effect to debt held by the subsidiaries. 2. As of December 31, 2015; includes $25.1 billion of assets held for sale related to Fidelity & Guaranty Life. 3. As of December 31, 2015, corporate cash, cash equivalents and investments held at HRG.

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Spectrum continues to deliver strong growth through product and geography expansion, and smart M&A 6 Consumer Products  Record first quarter financial performance at Spectrum and continued execution of strategy: —14.1% reported revenue growth, despite ongoing F/X headwinds —17.8% increase in Adjusted EBITDA to $207.1 million —17.0% Adjusted EBITDA margin, up 50 basis points from 1Q15 — Integration of Armored AutoGroup progressing as expected, synergies being realized —36.2% gross profit margins, up 150 basis points from 1Q15  6.3% currency-consistent organic revenue growth —Broad-based, reflecting contributions from nearly all businesses —Record results in Home and Garden and Hardware and Home Improvement —Nearly 15% increase in Global battery sales on a currency-consistent basis  FY 2016 reported sales expected to increase in high-single digit range, including acquisitions, and partially offset by negative F/X impacts, with free cash flow growing to between $505-$515 million  Continue to expect 7th consecutive year of record financial performance in 2016

7 Insurance Segment As of December 31, 2015, our Insurance segment only reflects the results of Front Street, our reinsurance business Fidelity & Guaranty Life reported very strong 1st quarter results  Insurance segment: —As of December 31, 2015, our investment in FGL has been classified as an asset “held for sale” —FGL’s operations have been classified as discontinued operations  FGL business: —Adjusted operating income at FGL increased nearly 15% over 1Q15 —Average assets under management at FGL increased 5.6% to $18.2 billion —FGL’s investment portfolio continues to perform very well, with across-the-board increases: —Average earned yield increased from 1Q15 to 4.87% —Net investment income of $222 million, up 6.7% from 1Q15 —Net investment spreads across all product lines increased 30 basis points from 1Q15 —Average NAIC rating remains approximately 1.5 —FGL’s GAAP book value, excluding AOCI, increased to $1.46 billion

Our Energy Segment is comprised of long- lived, lower-decline rate and lower geologic risk conventional oil and gas assets 8 Energy Segment  Delivered on deleveraging commitment —Compass term loan reduced by more than 50% during the quarter through proceeds from disposition of assets —Term loan balance at $160 million as of December 31st —HGI Funding guarantee reduced to $30 million  Decrease in average sale prices of 39% and 40% in oil and natural gas liquids, respectively, as compared to the prior year  Despite severe pressure on revenue, the business remains profitable on an Adjusted EBITDA basis —Operational oversight and strong cost controls —Production levels managed for maximum protection of value  We remain focused on protecting & building HRG value and managing leverage and liquidity

Our focus in Asset Management is mitigating risk to protect book value 9 Asset Management  Unwind of asset-based loan portfolio continues —No new loan originations since 2Q15 —Amounts outstanding declining due primarily to capital recovery —Dramatic reductions to segment G&A

Private & Confidential

1Q 2016 Sum of the Parts Valuation (Dilutive) without AOCI

HRG/GROUP

SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($)

As of the close of the first quarter, the estimated net value of our assets and liabilities was **$15.04** per share of diluted common stock.



$13.56
$6.39
-$0.57
$3.33
-$0.27
$1.46
-$8.86
$15.04
Difference of $1.48 or a 9.8% Discount
$13.56
Spectrum Brands[1]
Insurance Segment[2]
HGI Energy Holdings LLC[3]
HGI Funding LLC[4]
HGI Asset Mgmt Holdings LLC[5]
Cash[6]
Debt & Other Liabilities[7]
Total Estimated Value[8]
December 31st Common Stock Price[9]

1. The valuation of HRG's interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price ("VWAP") of SPB shares for the 20 day trading period of $98.42 through December 31, 2015 multiplied by the 27,756,905 SPB shares owned by HRG.
2. The valuation of HRG's interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $25.58 through December 31, 2015 multiplied by the 47,000,000 shares owned by HRG (or $5.97 per share); and (ii) of the $0.70 per share book value of the Insurance segment, Front Street Re (Holdings) Ltd. represents a net book value of $84.9 million, or $0.42 per share.
3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of December 31, 2015.
4. The valuation of HGI Funding LLC reflects its net book value as of December 31, 2015 (which includes 6,582,847 SPB shares and the market value of other securities owned by HGI Funding).
5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of December 31, 2015.
6. Total cash consists of cash at HRG as of December 31, 2015.
7. Debt and other liabilities includes the face value of all liabilities at HRG as of December 31, 2015, excluding deferred tax liabilities.
8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 201,389,915 shares of HRG common stock (NYSE: HRG) outstanding as of December 31, 2015, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (4,283,697).
9. The closing price for HRG's shares of common stock December 31, 2015.

Note: Book value as reflected above is not necessarily indicative of market value

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Questions and Answers Private & Confidential

February 5th, 2016 1st Quarter Conference Call Private & Confidential

Appendix Private & Confidential

Private & Confidential Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP Net Income (Unaudited) 14 RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) ($ in Millions) 2016 2015 Reported net income - Consumer Products segment 73.7$ 50.0$ Add back: Interest expense 58.4 44.4 Income tax expense 6.9 20.5 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 23.0 18.4 Amortization of intangibles 23.6 20.5 EBITDA - Consumer Products segment 185.6 153.8 Stock-based compensation 10.1 5.6 Inventory fair value adjustment - 0.8 Restructuring and related charges 1.2 7.4 Acquisition and integration related charges 9.9 8.1 Other 0.3 0.1 Adjusted EBITDA - Consumer Products segment 207.1$ 175.8$ Fiscal Quarter (a) a. For the three months ended December 31, 2015.

Private & Confidential Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP Net Loss (Unaudited) 15 RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) ($ in Millions) 2016 2015 Reported net income (loss) - Energy segment 38.3$ (39.5)$ Interest expense 4.6 4.5 Depreciation, amortization and depletion 6.5 13.5 EBITDA - Energy segment 49.4 (21.5) Accretion of discount on asset retirement obligations 0.6 0.6 Impairments and bad debt expense 54.4 190.0 Gain on sale of oil and gas properties (105.6) - Gain on remeasurement of investment to fair value - (141.2) Non-recurring other operating items 1.0 1.0 Gain on derivative financial instruments (1.8) (18.7) Cash settlements on derivative financial instruments 8.3 2.4 Stock-based compensation expense - 0.3 Adjusted EBITDA - Energy segment 6.3$ 12.9$ Fiscal Quarter (a) a. For the three months ended December 31, 2015.

Private & Confidential Reconciliation of Adjusted Operating Income of Fidelity & Guaranty Life to U.S. GAAP Net (Loss) Income (Unaudited) 16 RECONCILIATION OF ADJUSTED OPERATING INCOME OF FIDELITY & GUARANTY LIFE TO U.S. GAAP NET (LOSS) INCOME (UNAUDITED) ($ in Millions) 2016 2015 Reported net income - Fidelity & Guaranty Life 48$ 14$ Effect of investment losses, net of offsets 3$ 2$ Effect of change in FIA embedded derivative discount rate, net of offsets (7)$ 20$ Effect of change in fair value of reinsurance related embedded derivative, net of offsets (13)$ (8)$ Effect of class action litigation reserves, net of offsets -$ (1)$ Adjusted operating Income - Fidelity & Guaranty Life 31$ 27$ Fiscal Quarter (a) a. For the three months ended December 31, 2015.